GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	NOTE 5: GOODWILL, INTANGIBLE AND TANGIBLE ASSETS
5.1 Goodwill and intangible assets
The carrying amounts of goodwill and intangible assets are summarized as follows:

	December 31,
	2019	2018
Goodwill on acquisitions	5,104	4,986
Concessions, patents and licenses	197	293
Customer relationships and trade marks	95	90
Other[1]	36	359
Total	5,432	5,728

1. In 2018, other included 201 relating to CO2 emission rights, which were surrendered in 2019, and 77 related to favorable land lease contracts in ArcelorMittal Italia, which were reclassified as right-of-use assets upon adoption of IFRS 16 as of January 1, 2019 (see note 7)
Goodwill
Goodwill arising on an acquisition is recognized as previously described within the business combinations section in note 2.2.3. Goodwill is allocated to those groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose and in all cases is at the operating segment level, which represents the lowest level at which goodwill is monitored for internal management purposes.
Goodwill acquired in business combinations for each of the Company’s operating segments is as follows:

	December 31, 2017	Divestments and assets held for sale [1]	Foreign exchange differences and other movements [2]	December 31, 2018
NAFTA	2,249	—	(51)	2,198
Brazil	1,640	(18)	(218)	1,404
Europe	582	(16)	(16)	550
ACIS	823	—	11	834
Total	5,294	(34)	(274)	4,986

1. See note 2.3.1 and 2.3.2
2. Other movements for Brazil include 24 related to the acquisition of AMSF (see note 2.2.4)

	December 31, 2018	Divestments and assets held for sale	Foreign exchange differences and other movements [1]	December 31, 2019
NAFTA	2,198	—	35	2,233
Brazil	1,404	—	(51)	1,353
Europe	550	—	(5)	545
ACIS	834	—	139	973
Total	4,986	—	118	5,104
1. Other movements for Europe include 6 relating to the acquisition of Münker and 8 for Brazil relating to the increase in goodwill following the completion of the acquisition-date fair value of AMSF (see note 2.2.4).

Intangible assets are recognized only when it is probable that the expected future economic benefits attributable to the assets will accrue to the Company and the cost can be reliably measured. Intangible assets acquired separately by ArcelorMittal are initially recorded at cost and those acquired in a business combination are initially recorded at fair value at the date of the business combination. These primarily include the cost of technology and licenses purchased from third parties and operating authorizations granted by governments or other public bodies (concessions). Intangible assets are amortized on a straight-line basis over their estimated economic useful lives, which typically do not exceed five years. Amortization is included in the consolidated statements of operations as part of cost of sales.

ArcelorMittal’s industrial sites which are regulated by the European Directive 2003/87/EC of October 13, 2003 on carbon dioxide (“CO2”) emission rights, effective as of January 1, 2005, are located primarily in Belgium, France, Germany, Luxembourg, Poland, Spain and Italy. ArcelorMittal's operations in Ontario, Canada are subject to the “Climate Change Mitigation and Low-carbon Economy Act, 2016”, a cap and trade program regulation effective from July 1, 2016, in South Africa, a CO2 tax system was introduced in 2019 and in Kazakhstan, the Emission Trading Scheme restarted operation on January 1, 2018. The emission rights allocated to the Company on a no-charge basis pursuant to the annual national allocation plan are recorded at nil value and purchased emission rights are recorded at cost.
Other intangible assets are summarized as follows:

	Concessions, patents and licenses	Customer relationships and trade marks	Other	Total
Cost
At December 31, 2017	766	1,214	96	2,076
Acquisitions	22	—	39	61
Acquisitions through business combinations (note 2.2.4)	2	—	317	319
Disposals	—	—	(5)	(5)
Foreign exchange differences	(61)	(83)	(4)	(148)
Transfers to assets held for sale (note 2.3)	(32)	—	—	(32)
Transfers and other movements[1]	64	1	—	65
Fully amortized intangible assets [2]	(16)	(4)	—	(20)
At December 31, 2018	745	1,128	443	2,316
Acquisitions	17	—	65	82
Acquisitions through business combination (note 2.2.4)	—	12	—	12
Disposal	—	—	(6)	(6)
Foreign exchange differences	(8)	(11)	(4)	(23)
Transfers and other movements [1]	(107)	4	(351)	(454)
Fully amortized intangible assets [2]	(17)	—	—	(17)
At December 31, 2019	630	1,133	147	1,910

Accumulated amortization and impairment losses
At December 31, 2017	491	1,096	46	1,633
Amortization charge	47	22	42	111
Foreign exchange differences	(44)	(76)	(3)	(123)
Transfers to assets held for sale (note 2.3)	(27)	—	—	(27)
Transfers and other movements[1]	1	—	(1)	—
Fully amortized intangible assets [2]	(16)	(4)	—	(20)
At December 31, 2018	452	1,038	84	1,574
Amortization charge	53	11	30	94
Foreign exchange differences	(7)	(11)	(2)	(20)
Transfers and other movements[1]	(48)	—	(1)	(49)
Fully amortized intangible assets [2]	(17)	—	—	(17)
At December 31, 2019	433	1,038	111	1,582

Carrying amount
At December 31, 2018	293	90	359	742
At December 31, 2019	197	95	36	328

1.
In 2019, transfers and other movements mainly relate to CO2 emission rights utilized from the acquisition of ArcelorMittal Italia amounting to 158 (see note 2.2.4) and favorable land lease contracts from the acquisition of ArcelorMittal Italia and advances for land use which were transferred to right-of-use assets upon implementation of IFRS 16 (see notes 1 and 7). In 2018, transfers and other movements correspond mainly to transfer from assets under construction into patents and licenses.

2.	Fully amortized assets correspond mainly to licenses in 2019 and 2018.

Research and development costs not meeting the criteria for capitalization are expensed as incurred. These costs amounted to 301, 290 and 278 for the years ended December 31, 2019, 2018, and 2017, respectively and were recognized in selling, general and administrative expenses.
5.2 Property, plant and equipment and biological assets
Property, plant and equipment is recorded at cost less accumulated depreciation and impairment. Cost includes all related costs directly attributable to the acquisition or construction of the asset. Except for land and assets used in mining activities, property, plant and equipment is depreciated using the straight-line method over the useful lives of the related assets as presented in the table below.

Asset Category	Useful Life Range
Land	Not depreciated
Buildings	10 to 50 years
Property plant & equipment	15 to 50 years
Auxiliary facilities	15 to 45 years
Other facilities	5 to 20 years

The Company’s annual review of useful lives leverages on the experience gained from an in-depth review performed every five years, any significant change in the expected pattern of consumption embodied in the asset, and the specialized knowledge of ArcelorMittal’s network of chief technical officers. The chief technical officer network includes engineers with facility-specific expertise related to plant and equipment used in the principal production units of the Company’s operations. The most recent in-depth review took place in 2019, during which the Company performed a review of the useful lives of its assets and determined there were no material changes to the useful lives of plant and equipment. In performing this review, the Company gathered and evaluated data, including commissioning dates, designed capacities, maintenance records and programs, and asset performance history, among other attributes. In accordance with IAS 16, Property, Plant and Equipment, the Company considered this information at the level of components significant in relation to the total cost of the item of plant and equipment. Other factors the Company considered in its determination of useful lives included the expected use of the assets, technical or commercial obsolescence, and operational factors. In addition, the Company considered the accumulated technical experience and knowledge sharing programs that allowed for the exchange of best practices within the chief technical officer network and the deployment of these practices across the Company’s principal production units.
Major improvements, which add to productive capacity or extend the life of an asset, are capitalized, while repairs and maintenance are expensed as incurred. Where a tangible fixed asset comprises major components having different useful lives, these components are accounted for as separate items.
Property, plant and equipment under construction is recorded as construction in progress until it is ready for its intended use; thereafter it is transferred to the related class of property, plant and equipment and depreciated over its estimated useful life. Interest incurred during construction is capitalized if the borrowing cost is directly attributable to the construction. Gains and losses on retirement or disposal of assets are recognized in cost of sales.
The residual values and useful lives of property, plant and equipment are reviewed at each reporting date and adjusted if expectations differ from previous estimates. Depreciation methods applied to property, plant and equipment are reviewed at each reporting date and changed if there has been a significant change in the expected pattern of consumption of the future economic benefits embodied in the asset.
Mining assets comprise:

•	Mineral rights acquired;

•	Capitalized developmental stripping (as described below in “—Stripping and overburden removal costs”).
Property, plant and equipment used in mining activities is depreciated over its useful life or over the remaining life of the mine, if shorter, and if there is no alternative use. For the majority of assets used in mining activities, the economic benefits from the asset are consumed in a pattern which is linked to the production level and accordingly, assets used in mining activities are primarily depreciated on a units-of-production basis. A unit-of-production is based on the available estimate of proven and probable reserves.
Capitalization of pre-production expenditures ceases when the mining property is capable of commercial production as it is intended by management. General administration costs that are not directly attributable to a specific exploration area are charged to the consolidated statements of operations.
Mining Reserves
Reserves are estimates of the amount of product that can be economically and legally extracted from the Company’s properties. In order to estimate reserves, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates.
Estimating the quantity and/or grade of reserves requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data.
Because the economic assumptions used to estimate reserves change from period to period, and because additional geological data is generated during the course of operations, estimates of reserves may change from period to period. Changes in reported reserves may affect the Company’s financial results and financial position in a number of ways, including the following:

•	Asset carrying amounts may be affected due to changes in estimated future cash flows.

•
Depreciation, depletion and amortization charged in the consolidated statements of operations may change where such charges are determined by the units of production basis, or where the useful economic lives of assets change.

•
Overburden removal costs recognized in the consolidated statements of financial position or charged to the consolidated statements of operations may change due to changes in stripping ratios or the units of production basis of depreciation.

•	Decommissioning, site restoration and environmental provisions may change where changes in estimated reserves affect expectations about the timing or cost of these activities.
Stripping and overburden removal costs
In open pit and underground mining operations, it is often necessary to remove overburden and other waste materials to access the deposit from which minerals can be extracted. This process is referred to as stripping. Stripping costs can be incurred before the mining production commences (“developmental stripping”) or during the production stage (“production stripping”).
A mine can operate several open pits that are regarded as separate operations for the purpose of mine planning and production. In this case, stripping costs are accounted for separately, by reference to the ore extracted from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning and production, stripping costs are aggregated.
The determination of whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances. The following factors would point towards the stripping costs for the individual pits being accounted for separately:

•	If mining of the second and subsequent pits is conducted consecutively with that of the first pit, rather than concurrently.

•	If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset.

•	If the pits are operated as separate units in terms of mine planning and the sequencing of overburden and ore mining, rather than as an integrated unit.

•	If expenditures for additional infrastructure to support the second and subsequent pits are relatively large.

•	If the pits extract ore from separate and distinct ore bodies, rather than from a single ore body.
The relative importance of each factor is considered by local management to determine whether the stripping costs should be attributed to the individual pit or to the combined output from several pits.
Developmental stripping costs contribute to the future economic benefits of mining operations when the production begins and so are capitalized as tangible assets (construction in progress), whereas production stripping is a part of on-going activities and commences when the production stage of mining operations begins and continues throughout the life of a mine.
Capitalization of developmental stripping costs ends when the commercial production of the minerals commences.
Production stripping costs are incurred to extract the ore in the form of inventories and/or to improve access to an additional component of an ore body or deeper levels of material. Production stripping costs are accounted for as inventories to the extent the benefit from production stripping activity is realized in the form of inventories. Production stripping costs are recognized as a non-current asset (“stripping activity assets”) to the extent it is probable that future economic benefit in terms of improved access to ore will flow to the Company, the components of the ore body for which access has been improved can be identified and the costs relating to the stripping activity associated with that component can be measured reliably.
All stripping costs assets (either stripping activity assets or capitalized developmental stripping costs) are presented within a specific “mining assets” class of property, plant and equipment and then depreciated on a units-of-production basis.
Exploration and evaluation expenditure
Exploration and evaluation activities involve the search for iron ore and coal resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource. Exploration and evaluation activities include:

•	researching and analyzing historical exploration data;

•	conducting topographical, geological, geochemical and geophysical studies;

•	carrying out exploratory drilling, trenching and sampling activities;

•	drilling, trenching and sampling activities to determine the quantity and grade of the deposit;

•	examining and testing extraction methods and metallurgical or treatment processes; and

•	detailed economic feasibility evaluations to determine whether development of the reserves is commercially justified and to plan methods for mine development.
Exploration and evaluation expenditure is charged to the consolidated statements of operations as incurred except in the following circumstances, in which case the expenditure is capitalized: (i) the exploration and evaluation activity is within an area of interest which was previously acquired in a business combination and measured at fair value on acquisition; or (ii) when management has a high degree of confidence in the project’s economic viability and it is probable that future economic benefits will flow to the Company.
Capitalized exploration and evaluation expenditures are generally recorded as a component of property, plant and equipment at cost less impairment charges, unless their nature requires them to be recorded as an intangible asset. As the asset is not available for use, it is not depreciated and all capitalized exploration and evaluation expenditure is monitored for indications of impairment. To the extent that capitalized expenditure is not expected to be recovered, it is recognized as an expense in the consolidated statements of operations.
Cash flows associated with exploration and evaluation expenditure are classified as operating activities when they are related to expenses or as an investing activity when they are related to a capitalized asset in the consolidated statements of cash flows.
Development expenditure
Development is the establishment of access to the mineral reserve and other preparations for commercial production. Development activities often continue during production and include:

•	sinking shafts and underground drifts (often called mine development);

•	making permanent excavations;

•	developing passageways and rooms or galleries;

•	building roads and tunnels; and

•	advance removal of overburden and waste rock.
Development (or construction) also includes the installation of infrastructure (e.g., roads, utilities and housing), machinery, equipment and facilities.
When reserves are determined and development is approved, expenditures capitalized as exploration and evaluation are reclassified as construction in progress and are reported as a component of property, plant and equipment. All subsequent development expenditures are capitalized and classified as construction in progress. On completion of development, all assets included in construction in progress are individually reclassified to the appropriate category of property, plant and equipment and depreciated accordingly.
Biological assets
Biological assets are part of the Brazil operating segment and consist of eucalyptus forests located in the Brazilian state of Minas Gerais exclusively from renewable plantations and intended for the production of charcoal to be utilized as fuel and a source of carbon in the direct reduction process of pig iron production in some of the Company’s blast furnaces in Brazil.
Biological assets are measured at their fair value, net of estimated costs to sell at the time of harvest. The fair value (Level 3 in the fair value hierarchy) is determined based on the discounted cash flow method, taking into consideration the cubic volume of wood, segregated by plantation year, and the equivalent sales value of standing trees. The average sales price was estimated based on domestic market prices. In determining the fair value of biological assets, a discounted cash flow model was used, with a harvest cycle of 6 to 7 years.
Property, plant and equipment and biological assets are summarized as follows:

	Land, buildings and Improvements	Machinery, equipment and other [2]	Construction in progress	Right-of-use assets[4]	Mining Assets	Total
Cost
At December 31, 2017	12,845	50,174	3,732	—	3,875	70,626
Additions	36	282	3,064	—	28	3,410
Acquisitions through business combinations (note 2.2.4)	358	1,210	58	—	—	1,626
Foreign exchange differences	(888)	(4,006)	(220)	—	(100)	(5,214)
Disposals	(120)	(535)	(113)	—	(13)	(781)
Divestments (note 2.3.1)	(43)	(215)	(2)	—	—	(260)
Transfers (to)/ from assets held for sale (note 2.3.2)	(1,434)	(4,532)	(143)	—	—	(6,109)
Other movements [1]	125	1,684	(2,013)	—	111	(93)
At December 31, 2018	10,879	44,062	4,363	—	3,901	63,205
Adoption of IFRS 16 (notes 1 and 7)[3]	—	(921)	—	2,365	—	1,444
At January 1, 2019	10,879	43,141	4,363	2,365	3,901	64,649
Additions	35	471	3,245	259	26	4,036
Acquisitions through business combinations (note 2.2.4)	24	10	—	—	—	34
Foreign exchange differences	(99)	(98)	50	(7)	38	(116)
Disposals	(66)	(654)	(16)	(4)	(19)	(759)
Divestments (note 2.3.1)	—	(130)	—	(484)	—	(614)
Other movements [1]	124	1,888	(2,152)	(37)	167	(10)
At December 31, 2019	10,897	44,628	5,490	2,092	4,113	67,220

Accumulated depreciation and impairment
At December 31, 2017	4,356	25,700	988	—	2,611	33,655
Depreciation charge for the year	356	2,212	—	—	120	2,688
Impairment (note 5.3)	21	930	9	—	—	960
Disposals	(110)	(494)	—	—	(13)	(617)
Foreign exchange differences	(484)	(2,715)	(7)	—	(81)	(3,287)
Divestments (note 2.3.1)	(31)	(181)	—	—	—	(212)
Transfers (to)/ from assets held for sale (note 2.3.2)	(989)	(4,456)	(26)	—	—	(5,471)
Other movements [1]	(6)	(158)	17	—	(2)	(149)
At December 31, 2018	3,113	20,838	981	—	2,635	27,567
Adoption of IFRS 16 (notes 1 and 7)[3]	—	(558)	—	597	—	39
At January 1, 2019	3,113	20,280	981	597	2,635	27,606
Depreciation charge for the year	338	2,171	—	343	121	2,973
Impairment (note 5.3)	154	1,202	9	65	—	1,430
Disposals	(45)	(614)	—	(3)	(17)	(679)
Foreign exchange differences	(58)	(112)	(4)	4	24	(146)
Divestments (note 2.3.1)	—	(3)	—	(94)	—	(97)
Other movements [1]	(14)	(35)	5	(55)	1	(98)
At December 31, 2019	3,488	22,889	991	857	2,764	30,989

Carrying amount
At December 31, 2018	7,766	23,224	3,382	—	1,266	35,638
At December 31, 2019	7,409	21,739	4,499	1,235	1,349	36,231
1. Other movements predominantly represent transfers from construction in progress to other categories and retirement of fully amortized assets. In 2019, other movement also include 92 relating to finalization of acquisition date fair values of AM Italia (refer note 2.2.4).
2. Machinery, equipment and other includes biological assets of 59 and 49 as of December 31, 2019 and 2018, respectively, and bearer plants of 38 and 38 as of December 31, 2019 and 2018, respectively.
3. Includes additions due to implementation of IFRS 16 amounting to 1,136 as well as favorable terms of operating leases of ArcelorMittal Italia and amounts prepaid for the right of use of land, both reclassified from intangible assets (refer note 7).
4. Right-of-use assets as of December 31, 2018 include 921 of cost of assets and 558 of accumulated depreciation previously recognized under IAS 17 and presented within machinery, equipment and other. Upon implementation of IFRS 16, the right-of-use assets are presented separately in the table above.

     The carrying amount of temporarily idle property, plant and equipment at December 31, 2019 and 2018 was 332 and 260 including 228 and 244 in Brazil, 14 and 14 in NAFTA, 88 and 2 in the Europe segment and 2 and 0 in the ACIS segment respectively.

The carrying amount of property, plant and equipment retired from active use and not classified as held for sale was 47 and 51 at December 31, 2019 and 2018, respectively. Such assets are carried at their recoverable amount.
Assets pledged as security
Refer note 9.4 for information on assets pledged as security by the Company.
Capital commitments
Refer note 9.4 for information on contractual commitments for acquisition of property, plant and equipment by the Company.
5.3 Impairment of intangible assets, including goodwill, and tangible assets
Impairment charges recognized were as follows:

	Year ended December 31,
Type of asset	2019	2018	2017
Goodwill	—	34	—
Tangible assets	1,927	960	206
Total	1,927	994	206

Impairment test of goodwill
Goodwill is tested for impairment annually, as of October 1 or whenever changes in circumstances indicate that the carrying amount may not be recoverable, at the level of the groups of cash-generating units (“GCGU”) which correspond to the operating segments representing the lowest level at which goodwill is monitored for internal management purposes. Whenever the cash-generating units comprising the operating segments are tested for impairment at the same time as goodwill, the cash-generating units are tested first and any impairment of the assets is recorded prior to the testing of goodwill. Until the year ended December 31, 2017, the Company performed its annual impairment test of goodwill using October 31 as the measurement date. Effective September 2018, the Company changed its impairment test date to October 1 in order to better align with its internal strategic and financial planning process. The Company believes that this change in date is preferable under the circumstances and does not result in the delay, acceleration or avoidance of an impairment charge.
The recoverable amounts of the GCGUs are mainly determined based on their value in use. The value in use of each GCGU is determined by estimating future cash flows. The 2019 impairment test of goodwill did not include the GCGU corresponding to the Mining segment as goodwill allocated to this GCGU was fully impaired in 2015. The key assumptions for the value in use calculations are primarily the discount rates, growth rates, expected changes to average selling prices, shipments and direct costs during the period. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. In addition, with respect to raw material price assumptions, the Company applied a range of $63 per tonne to $80 per tonne for iron ore and $145 per tonne to $170 per tonne for coking coal. Cash flow forecasts adjusted for the risks specific to the tested assets are derived from the most recent financial plans approved by management for the next five years. Beyond the specifically forecasted period, the Company extrapolates cash flows for the remaining years based on an estimated growth rate of 2%. This rate does not exceed the average long-term growth rate for the relevant markets.
Management estimates discount rates using pre-tax rates that reflect current market rates for investments of similar risk. The rate for each GCGU was estimated from the weighted average cost of capital of producers, which operate a portfolio of assets similar to those of the Company’s assets.

	NAFTA	Brazil	Europe	ACIS
GCGU weighted average pre-tax discount rate used in 2019 (in %)	10.8	15.0	9.1	14.5
GCGU weighted average pre-tax discount rate used in 2018 (in %)	12.9	15.5	10.6	15.4

Once recognized, impairment losses for goodwill are not reversed.
There was no impairment charge recognized with respect to goodwill following the Company’s impairment test as of October 1, 2019. The total value in use calculated for all GCGUs decreased overall in 2019 as compared to 2018. In 2018, the Company recognized a 18 and 16 impairment loss relating to goodwill in connection with the sale of the Votorantim remedies and the intended sale of the ArcelorMittal Italia remedies (see note 2.3.1).
In validating the value in use determined for the GCGUs, the Company performed a sensitivity analysis of key assumptions used in the discounted cash-flow model (such as discount rates, average selling prices and shipments). The Company believes that reasonably possible changes in key assumptions could cause an impairment loss to be recognized in respect of the NAFTA and ACIS segments.
ACIS produces a combination of flat and long products. Its facilities are located in Africa, Ukraine and the Commonwealth of Independent States. ACIS is significantly self-sufficient in raw materials. The Company believes that sales volumes, prices and discount rates are the key assumptions most sensitive to change. ACIS is also exposed to export markets and international steel prices which are volatile, reflecting the cyclical nature of the global steel industry, developments in particular steel consuming industries and macroeconomic trends of emerging markets, such as economic growth. Discount rates may be affected by changes in countries’ specific risks. The ACIS value in use model anticipates an increase in sales volumes in 2020 and 2021 compared to 2019 (11.5 million tonnes for the year ended December 31, 2019) followed by stable volumes thereafter. Average selling prices in the model are expected to increase in 2020 due to higher international raw material prices and stabilize subsequently in line with such long-term prices.
The NAFTA segment produces a combination of flat, long and tubular products. Its facilities are located in North America including Canada, the USA and Mexico. The segment is primarily focused on the domestic automotive industry in Canada, the USA while in Mexico a major investment program has been launched to build downstream capabilities in order to anticipate increased demand from domestic customers for flat and long products. The Company believes that sales volumes, prices and discount rates are the key assumptions most sensitive to change. The NAFTA model anticipates a decrease in sales volumes in 2020 compared to 2019 (20.9 million tonnes for the year ended December 31, 2019) followed by an increase in 2021 and stable volumes thereafter. Average steel selling prices in the model are expected to decrease slightly and stabilize after 2022.
The following changes in key assumptions in projected earnings in every year of initial five-year period and perpetuity, at the GCGU level, assuming unchanged values for the other assumptions, would cause the recoverable amount to equal respective carrying value as of the impairment test date (i.e.: October 1, 2019).

	2019
	NAFTA	ACIS
Excess of recoverable amount over carrying amount	789	152
Increase in pre-tax discount rate (change in basis points)	65	27
Decrease in average selling price (change in %)	0.37	0.29
Decrease in shipments (change in %)	1.06	1.00

In 2018, given the overall increase in value in use, the Company did not identify any reasonably possible change in key assumptions which could cause an impairment loss to be recognized.
Impairment test of property, plant and equipment
At each reporting date, ArcelorMittal reviews the carrying amounts of its intangible assets (excluding goodwill) and tangible assets to determine whether there is any indication that the carrying amount of those assets may not be recoverable through continuing use. If any such indication exists, the recoverable amount of the asset (or cash generating unit) is reviewed in order to determine the amount of the impairment, if any. The recoverable amount is the higher of its net selling price (fair value reduced by selling costs) and its value in use.
In estimating its value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset (or cash-generating unit). For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs. The cash-generating unit is the smallest identifiable group of assets corresponding to operating units that generate cash inflows. If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, an impairment loss is recognized. An impairment loss is recognized as an expense immediately as part of operating income in the consolidated statements of operations.
In the case of permanently idled assets, the impairment is measured at the individual asset level. Otherwise, the Company’s assets are measured for impairment at the cash-generating unit level. In certain instances, the cash-generating unit is an integrated manufacturing facility which may also be an operating subsidiary. Further, a manufacturing facility may be operated in concert with another facility with neither facility generating cash flows that are largely independent from the cash flows of the other. In this instance, the two facilities are combined for purposes of testing for impairment. As of December 31, 2019, the Company determined it has 61 cash-generating units.
In the context of the termination notice sent to the Ilva Commissioners indicating ArcelorMittal's intent to withdraw from or terminate the lease and purchase agreement, which was followed by subsequent negotiations (see note 9.3), the Company determined that ArcelorMittal Italia represented a separate cash-generating unit as of December 31, 2019 with a carrying amount of 1,970 (including property, plant and equipment of 1,477). In estimating its value in use, key assumptions impacting significantly the cash flow projections included the discount rate reflecting uncertainty associated with the ongoing negotiations, selling prices, shipments and direct costs resulting from the execution of the industrial plan as contractually agreed at inception of the lease.
An impairment loss, related to intangible assets other than goodwill and tangible assets recognized in prior years is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. However, the increased carrying amount of an asset due to a reversal of an impairment loss will not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately as part of operating income in the consolidated statements of operations.
Impairment charges relating to property, plant and equipment were as follows for the years ended December 31, 2019, 2018 and 2017:
2019
In 2019, the Company recognized a total impairment charge related to property, plant and equipment amounting to 1,927, of which 1,300 relating to ArcelorMittal USA (NAFTA), 102 to ArcelorMittal South Africa (ACIS), and 525 in Europe, including 497related to ArcelorMittal Italia remedies (see note 2.3.1).
During the six months ended June 30, 2019, the Company recognized an impairment charge for property, plant and equipment amounting to 600 relating to ArcelorMittal USA as a result of a downward revision of cash flow projections in particular with respect to near-term steel selling prices as follows:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of June 30, 2019
ArcelorMittal USA	USA	NAFTA	600	13.98%	16.91%	3,213

In the second half of 2019, in connection with management’s annual test for impairment of goodwill, property, plant and equipment was also tested for impairment at that date. The Company recognized an impairment charge for property, plant and equipment amounting to 700 relating to ArcelorMittal USA in the NAFTA operating segment as a result of a downward revision of cash flow projections in particular with respect to near-term steel selling prices consisting of the following:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2019
ArcelorMittal USA	USA	NAFTA	700	10.17%	16.91%	2,568

In the same context, the Company recognized a impairment charge for property, plant and equipment of 75 relating to the Long Steel Products facility of Newcastle in ArcelorMittal South Africa as a result of a lower domestic volumes as follows:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2019
Long Steel Products	South Africa	ACIS	75	13.87%	15.13%	163

In addition, the Company recorded impairment charges for property, plant and equipment of ArcelorMittal South Africa of 27 including 20 with respect to the closure of the Saldanha facility.
2018
In 2018, the Company recognized a total impairment charge related to property, plant and equipment of 960 including 872 in connection with the intended sale of the ArcelorMittal Italia remedies and 68 in relation to the sale of the Votorantim remedies (see note 2.3.1).
2017
In 2017, the Company recognized a total impairment charge related to property, plant and equipment in ArcelorMittal South Africa (ACIS) amounting to 206.
During the six months ended June 30, 2017, management performed a test for impairment relating to the Long Steel Products cash-generating unit of ArcelorMittal South Africa as a result of a downward revision of cash flow projections. Accordingly, the Company recognized an impairment charge of 46 consisting of the following:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2017 Pre-Tax Discount Rate	2016 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of June 30, 2017
Long Steel Products	South Africa	ACIS	46	17.12%	16.63%	325
In connection with management’s annual test for impairment of goodwill, property, plant and equipment was also tested for impairment at that date. As of December 31, 2017, the Company concluded that the value in use of property, plant and equipment in ArcelorMittal South Africa was lower than its carrying amount in the context of the appreciation of the rand against U.S. dollar and the uncertainties about demand outlook. Accordingly, the Company recognized a total impairment charge of 160 consisting mainly of the following:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2017 Pre-Tax Discount Rate	2016 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2017
Vanderbijlpark facility	South Africa	ACIS	86	15.23%	14.97%	296
Long Steel Products	South Africa	ACIS	33	15.24%	15.22%	306